MASSMUTUAL FUNDS
MassMutual Clinton Limited Term Municipal Fund
MassMutual Clinton Municipal Fund
MassMutual Clinton Municipal Credit Opportunities Fund
MassMutual Global Floating Rate Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Emerging Markets Equity Fund
Supplement dated May 3, 2024 to the
Statement of Additional Information dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information supplements the information found on page B-54 under the heading
Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3000M (ADV)-24-01